UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2019

ADDUS HOMECARE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34504	20-5340172
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6801 Gaylord Parkway, Suite 110, Frisco, TX	75034
(Address of Principal Executive Offices)	(Zip Code)

(469) 535-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ADUS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed to amend the Current Report on Form 8-K (the “Original Report”) filed with the Securities and Exchange Commission (the “SEC”) by Addus HomeCare Corporation (the “Corporation”) on October 1, 2019, in connection with the completion of the acquisition of Hospice Partners of America, LLC, a Delaware limited liability company (“Hospice Partners”), by Addus HealthCare, Inc., an Illinois corporation and wholly-owned subsidiary of the Corporation (“Addus HealthCare”).

The sole purpose of this Current Report on Form 8-K/A is to provide the audited financial statements of Hospice Partners as of, and for the year ended December 31, 2018, the unaudited financial statements of Hospice Partners as of, and for the six month period ended, June 30, 2019 and the unaudited pro forma combined financial statements as of, and for the six month period ended, June 30, 2019, and for the year ended December 31, 2018. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Original Report.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The historical audited financial statements of Hospice Partners as of, and for the year ended, December 31, 2018, are filed herewith as Exhibit 99.1 to this report and incorporated herein by reference.

The historical unaudited condensed financial statements of Hospice Partners as of June 30, 2019 and December 31, 2018, and for the six months ended June 30, 2019 and 2018, are filed herewith as Exhibit 99.2 to this report and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma combined financial statements as of, and for the six month period ended, June 30, 2019 and for the year ended December 31, 2018, are filed herewith as Exhibit 99.3 to this report and incorporated herein by reference.

(c) Not applicable.

(d) Exhibits:

Exhibit No.	Description

23.1	Consent of Warren Averett, LLC, independent auditors of Hospice Partners

99.1	Audited financial statements of Hospice Partners as of, and for the year ended, December 31, 2018, the related notes and the related independent auditors’ report

99.2	Unaudited condensed financial statements of Hospice Partners as of June 30, 2019 and December 31, 2018, and for the six months ended June 30, 2019 and 2018 and the related notes

99.3	Unaudited pro forma combined financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDUS HOMECARE CORPORATION

Dated: December 5, 2019	By:	/s/ Brian Poff
	Name:	Brian Poff
	Title:	Chief Financial Officer